UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                             New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                             New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports may be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary. If you invest directly with the Fund, you can make your preference known through the means below.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the Six-Month Period Ended 09/30/20

November 6, 2020

DEAR SHAREHOLDERS:

The six-month period was characterized by a strong rebound in asset prices driven primarily by the combination of monetary and fiscal stimulus.

In response to the pandemic, the Federal Reserve (Fed) purchased well over $2trn of Treasury and agency mortgage-backed securities in a matter of weeks, eclipsing entire past quantitative easing (QE) programs. Additionally, the Fed purchased corporate bonds for the first time through programs such as the Secondary Market Corporate Credit Facility, although to a modest extent as corporate bond markets resumed their normal function. On the fiscal side, the CARES Act continued to work through the economy and offered support as shutdowns started to ease.

Companies generally took advantage of the low interest rate environment to shore up their balance sheets, and markets readily absorbed the elevated issuance. Conversely, asset-backed securities markets experienced a depressed level of new issuance, and the scarcity of new issues supported the highest quality securities.

This allowed markets to enjoy a record-breaking rebound. There was also good news for the real economy as activity appeared to bottom in April, when the country experienced its broadest shutdowns. This was reflected in the May non-farm payroll data which showed over 20 million jobs lost, effectively erasing all the jobs gained over the past 10 years. However, strong job gains would follow. Payroll metrics largely beat expectations and the unemployment rate fell from 14.7% at the peak down to 7.9% at the end of September even as many had forecast a double-digit unemployment rate through the beginning of 2021.

Looking ahead, from a policy perspective, we expect the Fed to remain extremely accommodative until inflation persists above 2% on average, consistent with the policy framework unveiled in August. But both the market and the Fed appear to be focused on a further fiscal stimulus package as the economic effects of the pandemic continue.

Our economic outlook is for US GDP to contract by 4.2% this year followed by 3.9% growth in 2021. We believe a new stimulus package is likely. While the initial rebound in employment is promising, we believe the slowing of re-opening or even the potential re-closing of parts of the economy, such as retail, and leisure, may leave unemployment elevated well into 2021 particularly in the event of another COVID-19 wave. These factors are likely to keep inflation expectations in check, and we do not believe we will see a persistently rising rate environment over the medium term.

From a technical perspective we see attractive supply and demand dynamics heading into the end of the year, suggesting corporate bonds remain an attractive income generator in the portfolio. This belief extends into the higher quality portions of the high yield market. As such, the Fund has modestly increased its allocation to high yield corporates. Still, we are careful to avoid lower quality issues, as we expect defaults to continue albeit at a more measured pace than initially feared. We also continue to be cautious around securitized assets that lack policy support and exhibit less quantifiable risks given the unprecedented nature of this crisis and the prevalence of forbearance programs. We have also selectively increased our exposure to emerging markets where valuations look attractive to us on a relative basis.

In terms of positioning, the Fund remains focused on companies that we believe have the staying power, liquidity, and balance sheet strength to survive in an uncertain COVID-19 environment. We believe this approach remains prudent, as while there have been reasons for optimism, the effects of this pandemic will remain for an indeterminate length of time. Some of the winners and losers in the COVID-19 economy have become apparent, and we are focused on building the portfolio accordingly. As such, we believe a selective approach to portfolio construction will continue to be paramount, particularly during this period of volatility and uncertainty. The portfolio maintains a neutral duration posture relative to its benchmark.

As you are aware, you have been asked to vote at a Special Meeting of Shareholders on several proposals that we believe will provide us greater flexibility to pursue the Fund’s investment objectives. The Special Meeting of Shareholders was originally scheduled for November 5th and has been adjourned until November 24th. We encourage all shareholders to review the proxy materials that have been previously distributed and to vote your shares.

Our performance this period reflects the rebound in asset prices and demonstrates that an approach, designed to target durable and high-quality sources of predictable income, remains appropriate for the environment. As of September 30, 2020, the Fund had a net asset value (NAV) of $21.88 per share. This represents a 13.38% increase from $19.67 per share on March 31, 2020. On September 30, 2020, the Fund’s closing price on the New York Stock Exchange was $20.23 per share, representing a 7.54% discount to NAV per share, compared with a 0.36% premium as of March 31, 2020. One of the primary objectives of the Fund is to maintain a high level of income. On October 6, 2020, the Board of Trustees declared a dividend payment of $0.20 per share payable on October 28, 2020 to shareholders of record on October 20, 2020. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.83 per share in dividends, representing a 3.99% dividend yield based on the market price on November 5, 2020 of $20.82 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Returns based on Net Asset Value Per Share1

	6 Months to 9/30/20	1 Year to 9/30/20	3 Years to 9/30/20	5 Years to 9/30/20	10 Years to 9/30/20
Insight Select Income Fund	13.38%	6.60%	6.15%	6.53%	6.25%
Bloomberg Barclays U.S. Credit Index[2]	9.84%	7.50%	6.19%	5.75%	4.92%

1 – Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

2 – Source: Bloomberg Barclays as of September 30, 2020. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2020:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)3

[3]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight, and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2020

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (85.75%)
AUTOMOTIVE (2.81%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Ba2/BB+	$1,000	$1,180,000
Ford Motor Co., Sr. Unsec. Notes, 8.50%, 04/21/23	Ba2/BB+	904	985,360
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Ba2/BB+	500	598,750
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.542%, 08/01/26(b)	Ba2/BB+	1,356	1,352,786
General Motors Co., Sr. Unsec. Notes, 6.80%, 10/01/27(b)	Baa3/BBB	405	493,267
General Motors Financial Co. Inc., Sr. Unsec. Notes, (3M LIBOR +1.10%), 1.349%, 11/06/21(e)	Baa3/BBB	925	924,639
General Motors Financial Co. Inc., Sr. Unsec. Notes, 3.60%, 06/21/30(b)	Baa3/BBB	1,027	1,063,569

			6,598,371

CHEMICALS (2.39%)
Axalta Coating Systems LLC, Co. Gty., 4.75%, 06/15/27, 144A(b)	B1/BB-	150	153,375
Braskem Netherlands Finance BV, Co. Gty., 4.50%, 01/31/30, 144A	NA/BB+	1,249	1,166,254
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BB+	1,181	1,080,615
Nutrition & Biosciences, Inc., Co. Gty., 1.832%, 10/15/27, 144A(b)	Baa3/BBB	267	268,210
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB-	2,000	2,744,737
Westlake Chemical Corp., Sr. Unsec. Notes, 3.375%, 06/15/30(b)	Baa2/BBB-	186	199,490

			5,612,681

CONSUMER PRODUCTS (0.41%)
Hanesbrands Inc., Co. Gty., 5.375%, 05/15/25, 144A(b)	Ba3/BB	373	393,515
VF Corp., Sr. Unsec. Notes, 2.80%, 04/23/27(b)	A3/A	530	578,959

			972,474

DIVERSIFIED FINANCIAL SERVICES (10.41%)
AerCap Ireland Capital DAC, Co. Gty., 6.50%, 07/15/25(b)	Baa3/BBB	560	604,557
AIB Group PLC, Sr. Unsec. Notes, (3M LIBOR +1.874%), 4.263%, 04/10/25, 144A(b),(c)	Baa2/BBB-	582	625,216
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.81%), 3.366%, 01/23/26(b),(c)	A2/A-	559	610,133
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR +1.563%), 3.887%, 01/10/28(b),(c)	A3/BBB+	1,100	1,245,082
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	121,841
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa2/BBB	988	1,132,591
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa2/BBB	926	1,234,790
Credit Agricole SA, Sub. Notes, (5Yr Swap +1.644%), 4.00%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	1,124,612
Credit Suisse Group AG, Sr. Unsec. Notes, (SOFRRATE +1.56%), 2.593%, 09/11/25, 144A(b),(c)	Baa2/BBB+	1,242	1,296,954
Danske Bank AS, Sr. Unsec. Notes, (H15T1Y +1.73%), 5.00%, 01/12/23, 144A(b),(c)	Baa3/BBB+	739	775,293
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	Baa1/BBB+	588	620,669
General Electric Co., Sr. Unsec. Notes, 3.625%, 05/01/30(b)	Baa1/BBB+	599	620,332
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	Baa1/BBB+	287	368,679
General Electric Co., Sr. Unsec. Notes, 4.125%, 10/09/42	Baa1/BBB+	75	75,881
General Electric Co., Sr. Unsec. Notes, 4.35%, 05/01/50(b)	Baa1/BBB+	730	744,316
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	1,150,463
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR +1.75%), 1.997%, 10/28/27(b),(e)	A3/BBB+	550	572,810
HSBC Capital Funding LP, Co. Gty., (3M LIBOR +4.98%), 10.176%, 12/31/68, 144A(b),(c),(d)	Baa2/BB+	2,180	3,662,400
HSBC Holdings PLC, Sr. Unsec. Notes, 4.95%, 03/31/30	A2/A-	499	600,698
JPMorgan Chase & Co., Jr. Sub. Notes, (3M LIBOR +2.58%), 4.625%, 05/01/69(b),(c),(d)	Baa2/BBB-	1,159	1,131,905
Mastercard, Inc., Sr. Unsec. Notes, 3.85%, 03/26/50(b)	A1/A+	145	185,125
Morgan Stanley, Sub. Notes, 4.35%, 09/08/26	Baa2/BBB	1,500	1,736,251
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR +3.30%), 5.00%, 05/01/69(b),(c),(d)	Baa2/BBB-	757	799,165
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y +3.003%), 4.80%, 03/01/69(b),(c),(d)	Baa2/BBB-	1,136	1,140,260

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

DIVERSIFIED FINANCIAL SERVICES (Continued)
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	$2,000	$2,227,054

			24,407,077

ENERGY (13.37%)
Aker BP ASA, Sr. Unsec. Notes, 4.00%, 01/15/31, 144A(b)	Ba1/BBB-	1,339	1,316,872
Antero Midstream Partners LP, Co. Gty., 5.75%, 03/01/27, 144A(b)	B3/B-	681	563,527
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	1,960	1,943,703
CITGO Petroleum Corp., Sr. Sec. Notes, 7.00%, 06/15/25, 144A(b)	B3/B+	875	862,969
CVR Energy, Inc., Co. Gty., 5.75%, 02/15/28, 144A(b)	B1/BB-	941	799,850
Ecopetrol SA, Sr. Unsec. Notes, 6.875%, 04/29/30(b)	Baa3/BBB-	440	526,900
Enbridge, Inc., Sub. Notes, (3M LIBOR +3.89%), 6.00%, 01/15/77(b),(c)	Ba1/BBB-	750	753,750
Energy Transfer Operating LP, Co. Gty., 3.75%, 05/15/30(b)	Baa3/BBB-	398	385,466
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR +2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	304,380
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa1/AA	1,402	1,715,393
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB+	50	54,801
Global Partners LP, Co. Gty., 7.00%, 08/01/27(b)	B2/B+	1,076	1,096,584
Kinder Morgan, Inc., Co. Gty., 2.00%, 02/15/31(b)	Baa2/BBB	744	716,779
Kinder Morgan, Inc., Co. Gty., 8.05%, 10/15/30	Baa2/BBB	1,000	1,316,782
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa2/BBB	1,755	2,083,350
Leviathan Bond Ltd, Sr. Sec. Notes, 6.125%, 06/30/25, 144A(b)	Ba3/BB-	912	940,500
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.70%, 05/01/25(b)	Baa2/BBB	1,753	1,981,018
Marathon Petroleum Corp., Sr. Unsec. Notes, 5.85%, 12/15/45(b)	Baa2/BBB	500	567,772
MPLX LP, Sr. Unsec. Notes, 4.25%, 12/01/27(b)	Baa2/BBB	901	1,009,835
MPLX LP, Sr. Unsec. Notes, 5.50%, 02/15/49(b)	Baa2/BBB	694	779,449
MPLX LP, Sr. Unsec. Notes, 4.90%, 04/15/58(b)	Baa2/BBB	561	569,292
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	1,120,155
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,150,702
Parkland Corp., Co. Gty., 5.875%, 07/15/27, 144A(b)	Ba3/BB	981	1,031,276
Petroleos Mexicanos, Co. Gty., 5.95%, 01/28/31, 144A(b)	Ba2/BBB	552	466,164
Petroleos Mexicanos, Co. Gty., 6.35%, 02/12/48	Ba2/BBB	702	528,255
Petroleos Mexicanos, Co. Gty., 6.95%, 01/28/60, 144A(b)	Ba2/BBB	195	150,833
Phillips 66, Co. Gty., 3.85%, 04/09/25(b)	A3/BBB+	416	462,076
Targa Resources Partners LP, Co. Gty., 5.50%, 03/01/30, 144A(b)	Ba3/BB	1,177	1,178,236
Total Capital International SA, Co. Gty., 3.127%, 05/29/50(b)	Aa3/A+	1,126	1,168,632
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec. Notes, 3.95%, 05/15/50, 144A(b)	Baa2/BBB	384	403,079
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,367,760
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39	Baa2/BBB	500	810,776
Williams Cos., Inc., Sr. Unsec. Notes, 7.50%, 01/15/31	Baa3/BBB	911	1,200,026

			31,326,942

FOOD AND BEVERAGE (1.22%)
Albertsons Cos., Inc., Co. Gty., 3.50%, 03/15/29, 144A(b)	B2/BB-	275	266,922
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.70%, 02/01/36(b)	Baa1/BBB+	645	779,173
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.90%, 02/01/46(b)	Baa1/BBB+	256	315,656
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	Baa1/BBB+	27	43,894
Kraft Heinz Foods Co., Co. Gty., 5.50%, 06/01/50, 144A(b)	Baa3/BB+	650	744,936
Kroger Co., Sr. Unsec. Notes, 5.40%, 01/15/49(b)	Baa1/BBB	68	93,860
Smithfield Foods, Inc., Sr. Unsec. Notes, 3.00%, 10/15/30, 144A(b)	Ba1/BBB-	220	220,475
Sysco Corp., Co. Gty., 5.95%, 04/01/30(b)	Baa1/BBB-	305	386,566

			2,851,482

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
GAMING, LODGING & LEISURE (0.77%)
Las Vegas Sand Corp., Sr. Unsec. Notes, 3.90%, 08/08/29(b)	Baa3/BBB-	$994	$993,813
Marriott International, Inc., Sr. Unsec. Notes, 5.75%, 05/01/25(b)	Baa3/BBB-	489	545,734
Wyndham Destinations, Inc., Sr. Sec. Notes, 6.625%, 07/31/26, 144A(b)	Ba3/BB-	250	261,903

			1,801,450

HEALTHCARE (2.09%)
AbbVie, Inc., Sr. Unsec. Notes, 4.05%, 11/21/39, 144A(b)	Baa2/BBB+	615	707,224
Bausch Health Cos, Inc., Co. Gty., 6.25%, 02/15/29, 144A(b)	B3/B	73	75,085
Bausch Health Cos., Inc., Co. Gty., 5.25%, 01/30/30, 144A(b)	B3/B	87	85,695
DaVita, Inc., Co. Gty., 3.75%, 02/15/31, 144A(b)	Ba3/B+	1,134	1,092,666
Royalty Pharma PLC, Co. Gty., 2.20%, 09/02/30, 144A(b)	Baa3/BBB-	930	928,325
Takeda Pharmaceutical Co. Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa2/BBB+	684	694,843
Takeda Pharmaceutical Co., Ltd, Sr. Unsec. Notes, 5.00%, 11/26/28(b)	Baa2/BBB+	500	621,445
Tenet Healthcare Corp., Sr. Sec. Notes, 4.625%, 06/15/28, 144A(b)	B1/BB-	99	100,426
Teva Pharmaceutical Finance Netherlands III BV, Co. Gty., 7.125%, 01/31/25(b)	Ba2/BB-	577	605,850

			4,911,559

INDUSTRIAL (5.20%)
3M Co., Sr. Unsec. Notes, 4.00%, 09/14/48(b)	A1/A+	1,019	1,275,600
Altria Group, Inc., Co. Gty., 4.80%, 02/14/29(b)	A3/BBB	527	625,335
Altria Group, Inc., Co. Gty., 5.95%, 02/14/49(b)	A3/BBB	329	440,707
BAT Capital Corp., Co. Gty, 3.984%, 09/25/50(b)	Baa2/BBB+	1,274	1,256,196
BAT International Finance PLC, Co. Gty., 1.668%, 03/25/26(b)	Baa2/BBB+	425	426,445
Boeing Co., Sr. Unsec. Notes, 4.875%, 05/01/25(b)	Baa2/BBB-	1,657	1,803,023
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa2/BBB-	1,428	1,727,566
Carrier Global Corp., Co. Gty, 2.722%, 02/15/30, 144A(b)	Baa3/BBB	852	891,223
Cemex SAB de CV, Sr. Sec. Notes, 5.20%, 09/17/30, 144A(b)	NA/BB	907	911,444
Cemex SAB de CV, Sr. Sec. Notes, 7.375%, 06/05/27, 144A(b)	NA/BB	200	216,102
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/21, 144A	NA/BBB+	200	204,666
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB	500	715,731
Spirit AeroSystems, Inc., Sr. Sec. Notes, 5.50%, 01/15/25, 144A(b)	NA/BB-	85	85,425
Steel Dynamics, Inc., Sr. Unsec. Notes, 2.80%, 12/15/24(b)	Baa3/BBB-	373	393,488
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	422,919
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	Baa1/A-	700	801,788

			12,197,658

INSURANCE (10.12%)
Allstate Corp., Jr. Sub. Notes, (3M LIBOR +2.12%), 6.50%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,892,394
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR +4.195%), 8.175%, 05/15/58(b),(c)	Baa2/BBB-	2,500	3,575,753
Brighthouse Financial, Inc., Sr. Unsec. Notes, 5.625%, 05/15/30(b)	Baa3/BBB+	383	446,028
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	2,250	3,168,704
Guardian Life Insurance Co. of America, Sub. Notes, 4.85%, 01/24/77, 144A	A1/AA-	148	192,109
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	279,090
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR +7.12%), 10.75%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,383,226
Lincoln National Corp., Sr. Unsec. Notes, 3.80%, 03/01/28(b)	Baa1/A-	250	287,810
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	A2/AA-	980	1,284,476
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	250,569
MetLife, Inc., Jr. Sub. Notes, 9.25%, 04/08/38, 144A(b)	Baa2/BBB	750	1,134,735
MetLife, Inc., Jr. Sub. Notes, 6.40%, 12/15/36(b)	Baa2/BBB	637	792,465
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39(b)	Baa2/BBB	1,000	1,626,262
Nationwide Mutual Insurance Co., Sub. Notes, 8.25%, 12/01/31, 144A	A3/A-	500	720,316
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	363,022

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
INSURANCE (Continued)
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	$103	$157,381
Principal Financial Group, Inc., Co. Gty., (3M LIBOR +3.044%), 3.324%, 05/15/55(b),(c)	Baa2/BBB	1,135	1,015,485
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR +3.92%), 5.625%, 06/15/43(b),(c)	Baa1/BBB+	600	637,306
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR +2.665%), 5.70%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,403,013
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	1,800	2,099,328

			23,709,472

MEDIA (9.21%)
CCO Holdings LLC, Sr. Unsec. Notes, 4.25%, 02/01/31, 144A(b)	B1/BB	75	77,735
Charter Communications Operating LLC, Sr. Sec. Notes, 5.75%, 04/01/48(b)	Ba1/BBB-	774	965,632
Comcast Corp., Co. Gty., 4.15%, 10/15/28(b)	A3/A-	255	307,280
Comcast Corp., Co. Gty., 4.70%, 10/15/48(b)	A3/A-	297	396,079
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	3,052,066
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,998,021
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	662,095
CSC Holdings LLC, Co. Gty., 4.125%, 12/01/30, 144A(b)	Ba3/BB	448	456,624
CSC Holdings LLC, Co. Gty., 6.50%, 02/01/29, 144A(b)	Ba3/BB	954	1,057,747
CSC Holdings LLC, Sr. Unsec. Notes, 3.375%, 02/15/31, 144A(b)	Ba3/BB	636	615,807
CSC Holdings LLC, Sr. Unsec. Notes, 4.625%, 12/01/30, 144A(b)	B3/B	1,336	1,346,020
Grupo Televisa SAB, Sr. Unsec. Notes, 5.00%, 05/13/45(b)	Baa1/BBB+	557	630,028
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	209,838
Radiate Holdco LLC, Sr. Sec. Notes, 4.50%, 09/15/26, 144A(b)	B1/B	124	123,974
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,202,582
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	2,082,989
ViacomCBS, Inc., Sr. Unsec. Notes, 4.20%, 05/19/32(b)	Baa2/BBB	641	733,532
ViacomCBS, Inc., Sr. Unsec. Notes, 6.875%, 04/30/36	Baa2/BBB	179	246,306
Virgin Media Finance PLC, Sr. Unsec. Notes, 5.00%, 07/15/30, 144A(b)	B2/B	200	199,000
VTR Finance NV, Sr. Unsec. Notes, 6.375%, 07/15/28, 144A(b)	B1/B	443	466,811
Walt Disney Co., Co. Gty., 7.90%, 12/01/95	A2/A-	1,400	2,668,640
Walt Disney, Co. Gty., 2.20%, 01/13/28	A2/A-	1,030	1,084,666

			21,583,472

MINING (0.96%)
Anglo American Capital PLC, Co. Gty., 2.625%, 09/10/30, 144A(b)	Baa2/BBB	567	565,458
AngloGold Ashanti Holdings PLC, Co. Gty., 3.75%, 10/01/30(b)	Baa3/BB+	339	347,754
IAMGOLD Corp., Co. Gty., 5.75%, 10/15/28, 144A(b)	B2/B+	701	681,723
Industrias Penoles SAB de CV, Sr. Unsec. Notes, 4.75%, 08/06/50, 144A(b)	NA/BBB	289	298,637
Newcrest Finance Pty Ltd., Co. Gty., 3.25%, 05/13/30, 144A(b)	Baa2/BBB	319	347,964

			2,241,536

PAPER (0.99%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.20%, 01/29/30, 144A(b)	Baa3/BBB-	579	612,582
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 5.50%, 04/30/49, 144A(b)	Baa3/BBB-	647	713,324
Inversiones CMPC SA, Co. Gty., 3.85%, 01/13/30, 144A(b)	Baa3/BBB-	580	634,375
Suzano Austria GmbH, Co. Gty., 3.75%, 01/15/31(b)	NA/BBB-	351	351,860

			2,312,141

REAL ESTATE INVESTMENT TRUST (REIT) (1.30%)
Iron Mountain, Inc., Co. Gty., 5.00%, 07/15/28, 144A(b)	Ba3/BB-	59	60,474
Iron Mountain, Inc., Co. Gty., 4.875%, 09/15/29, 144A(b)	Ba3/BB-	398	404,965
Iron Mountain, Inc., Co. Gty., 5.25%, 07/15/30, 144A(b)	Ba3/BB-	578	602,565
Scentre Group Trust 2, Co. Gty., (H15T5Y +4.379%), 4.75%, 09/24/80, 144A(b),(c)	NA/BBB+	2,007	1,974,826

			3,042,830

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
RETAIL & RESTAURANT (1.66%)
Penske Automotive Group, Inc., Co. Gty. , 3.50%, 09/01/25(b)	Ba3/B+	$744	$740,968
Starbucks Corp., Sr. Unsec. Notes, 4.45%, 08/15/49(b)	Baa1/BBB+	1,781	2,150,152
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes, 3.20%, 04/15/30(b)	Baa2/BBB	302	316,527
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes, 4.10%, 04/15/50(b)	Baa2/BBB	675	674,465

			3,882,112

TECHNOLOGY (4.21%)
Broadcom, Inc., Co. Gty., 4.25%, 04/15/26(b)	Baa3/BBB-	1,655	1,864,558
Broadcom, Inc., Co. Gty., 4.75%, 04/15/29(b)	Baa3/BBB-	1,109	1,292,047
Dell International LLC, Sr. Sec. Notes, 5.85%, 07/15/25, 144A(b)	Baa3/BBB-	342	398,496
Dell International LLC, Sr. Sec. Notes, 8.35%, 07/15/46, 144A(b)	Baa3/BBB-	845	1,116,424
Fiserv, Inc., Sr. Unsec. Notes, 3.50%, 07/01/29(b)	Baa2/BBB	1,087	1,239,088
NXP Funding LLC, Co. Gty., 3.875%, 09/01/22, 144A	Baa3/BBB	1,213	1,282,041
Oracle Corp., Sr. Unsec. Notes, 3.60%, 04/01/40(b)	A3/A	2,331	2,670,096

			9,862,750

TELECOMMUNICATIONS (4.76%)
Alphabet, Inc., Sr. Unsec. Notes, 2.25%, 08/15/60(b)	Aa2/AA+	1,021	965,435
AT&T, Inc., Sr. Unsec. Notes, 3.30%, 02/01/52(b)	Baa2/BBB	2,321	2,199,886
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa2/BBB	515	608,032
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa2/BBB	425	499,275
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30(f)	Baa1/BBB	2,000	3,107,461
T-Mobile US, Inc., Sr. Sec. Notes, 3.50%, 04/15/25, 144A(b)	Baa3/BBB-	1,039	1,140,095
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	2,485,463
Windstream Escrow LLC, Sr. Sec. Notes, 7.75%, 08/15/28, 144A(b)	B3/B	146	143,445

			11,149,092

TRANSPORTATION (4.53%)
Air Canada, Pass Through Certs., Series 2020-2, Class A, 5.25%, 04/01/29, 144A	NA/A	278	284,955
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 02/15/29	Baa1/NA	913	878,426
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.35%, 10/15/29	Baa1/NA	1,415	1,340,569
American Airlines, Pass Through Certs., Series 2019-1, Class AA, 3.15%, 02/15/32	Baa1/A	786	740,993
Ashtead Capital, Inc., Sec. Notes, 4.00%, 05/01/28, 144A(b)	Baa3/BBB-	555	575,813
Ashtead Capital, Inc., Sec. Notes, 4.25%, 11/01/29, 144A(b)	Baa3/BBB-	200	210,488
BNSF Funding Trust I, Co. Gty., (3M LIBOR +2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A-	250	285,313
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 11/01/20(h)	Baa1/NR	—	40
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 04/02/21	Baa1/BBB-	80	78,926
Delta Air Lines, Inc., Sr. Sec. Notes, 4.50%, 10/20/25, 144A	Baa1/NA	120	123,222
Delta Air Lines, Inc., Sr. Sec. Notes, 4.75%, 10/20/28, 144A	Baa1/NA	209	217,000
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/A-	1,500	2,167,936
FedEx Corp., Pass Through Certs., Series 2020-1, Class AA, Sr. Sec. Notes, 1.875%, 02/20/34	Aa3/AA-	664	673,726
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba3/BB-	232	222,545
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	Baa1/A-	503	583,494
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 08/15/21	NA/BB+	224	215,839
United Airlines, Pass Through Certs., Series 2018-1, Class B, 4.60%, 03/01/26	Baa2/NA	742	575,327
United Airlines, Pass Through Certs., Series 2019-1, Class AA, 4.15%, 08/25/31	A1/NA	408	406,774
United Airlines, Pass Through Certs., Series 2019-2, Class AA, 2.70%, 05/01/32	A1/NA	1,093	1,033,907

			10,615,293

UTILITIES (9.34%)
AES Gener SA., Jr. Sub. Notes, (H15T5Y +4.917%), 6.35%, 10/07/79, 144A(b),(c)	Ba2/BB	878	885,682
AES Panama Generation Holdings SRL, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	549	563,411
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB+	1,082	1,178,561

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
UTILITIES (Continued)
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	$1,175	$1,307,383
Cleveland Electric Illuminating Co., Sr. Unsec. Notes, 3.50%, 04/01/28, 144A(b)	Baa2/BBB	800	864,461
Consolidated Edison Co. of New York, Inc., Sr. Unsec. Notes, 3.95%, 04/01/50(b)	Baa1/A-	449	547,448
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.70%, 04/16/34, 144A	Baa3/NA	200	236,500
Edison International, Sr. Unsec. Notes, 3.55%, 11/15/24(b)	Baa3/BBB-	575	606,230
Enel Finance International NV, Co. Gty., 4.625%, 09/14/25, 144A	Baa2/BBB+	1,458	1,685,273
Evergy Metro, Inc., Sr. Sec. Notes, 4.20%, 06/15/47(b)	A2/A+	917	1,135,751
FirstEnergy Corp., Sr. Unsec. Notes, 4.85%, 07/15/47(b)	Baa3/BBB-	1,570	1,891,303
Hydro-Quebec, 8.25%, 04/15/26	Aa2/AA-	1,550	2,144,644
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.25%, 05/01/30, 144A(b)	Baa3/BBB-	462	522,731
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	706,690
NiSource, Inc., Jr. Sub. Notes, (H15T5Y +2.843%), 5.65%, 06/15/69(b),(c),(d)	NA/BBB-	696	690,780
Pacific Gas and Electric Co., 2.10%, 08/01/27(b)	Baa3/BBB-	391	378,320
Pacific Gas and Electric Co., 3.50%, 08/01/50(b)	Baa3/BBB-	617	556,300
Piedmont Natural Gas Co. Inc., Sr. Unsec. Notes, 3.50%, 06/01/29(b)	A3/A-	1,120	1,274,872
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,367,214
Southern Co. Gas Capital Corp., Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	603,060
Southern Co. Gas Capital Corp., Co. Gty., 4.40%, 05/30/47(b)	Baa1/A-	1,164	1,408,194
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	813,750
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	534,835

			21,903,393

TOTAL CORPORATE DEBT SECURITIES (Cost of $177,934,103)			200,981,785

ASSET BACKED SECURITIES (6.41%)
Antares Ltd., Series 2017-1A, Class C, (3M LIBOR +3.10%), 3.372%, 07/20/28, 144A(b),(e)	NR/A	1,093	1,047,798
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2017-FL3, Class A, (1M LIBOR +0.99%), 1.142%, 12/15/27, 144A(b),(e)	Aaa/NA	759	745,480
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aa2/NA	803	804,335
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69%, 07/15/60, 144A(b)	NA/AA-	680	687,684
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/BBB	328	337,372
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 06/25/40, 144A(b)	Aaa/NA	116	118,411
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.85%, 05/27/42, 144A(b)	Aaa/NA	978	1,003,434
DT Auto Owner Trust, Series 2018-2A, Class C, 3.67%, 03/15/24, 144A(b)	NA/AA+	377	379,798
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1T, (3M LIBOR +1.55%), 1.83%, 11/15/29, 144A(b),(e)	Aaa/AAA	600	595,130
Golub Capital Partners Ltd., Series 2017-19RA, Class B, (3M LIBOR +2.55%), 2.795%, 07/26/29, 144A(b),(e)	A2/NA	1,935	1,917,076
Golub Capital Partners Ltd., Series 2018-36A, Class C, (3M LIBOR +2.10%), 2.349%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,082,263
IVY Hill Middle Market Credit Fund Ltd., Series 12A, Class B, (3M LIBOR +3.00%), 3.272%, 07/20/29, 144A(b),(e)	A3/NR	866	830,167
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR +1.13%), 1.282%, 05/15/28, 144A(b),(e)	Aaa/NA	447	444,329
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, 144A(b)	Aa1/NA	111	111,511
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	85	92,299
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR+0.75%), 0.902%, 10/15/35, 144A(b),(e)	Aaa/AAA	609	604,253
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 05/25/26, 144A(b)	NA/AAA	148	148,458
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.65%, 02/25/27, 144A(b)	NA/A	793	815,145

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (Continued)
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.56%, 07/25/40, 144A(b),(e)	NA/AA+	$1,099	$1,120,151
Sofi Professional Loan Program LLC, Series 2019-A, Class A1FX, 3.18%, 06/15/48, 144A(b)	Aaa/AAA	54	54,121
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.75%, 09/15/43, 144A(b),(g)	NA/NA	1,292	1,089,469

TOTAL ASSET BACKED SECURITIES (Cost of $15,417,772)			15,028,684

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.34%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.628%, 03/25/49, 144A(b),(e)	NA/NA	177	181,268
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, (1M LIBOR +0.90%), 1.052%, 09/15/35, 144A(b),(e)	Aaa/NA	26	25,489
Bellemeade Re Ltd., Series 2018-2A, Class M1B, (1M LIBOR +1.35%), 1.498%, 08/25/28, 144A(b),(e)	NA/NA	51	50,548
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR +1.10%), 1.252%, 07/15/30, 144A(e)	NA/AAA	54	51,590
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.422%, 12/10/49(b),(e)	NR/NA	367	342,683
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, (3M LIBOR +0.77%), 1.026%, 12/22/69, 144A(b),(e)	Aaa/AAA	386	386,905
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.427%, 10/15/30, 144A(b),(e)	NA/BBB-	2,710	2,096,257

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $3,754,146)			3,134,740

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.15%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	67	79,491
FHLMC Pool # G00182, 9.00%, 09/01/22(h)	Aaa/AA+	—	2
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	140	163,035
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	83	96,564
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	1	1,119
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	3	3,723
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	1	1,315

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $279,212)			345,249

MUNICIPAL BONDS (1.20%)
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa2/AA-	145	210,295
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	2,596,620

TOTAL MUNICIPAL BONDS (Cost of $1,678,140)			2,806,915

U.S. TREASURY SECURITIES (2.30%)
United States Treasury Bond, 0.25%, 08/31/25	Aaa/AA+	265	264,793
United States Treasury Bond, 0.25%, 09/30/25	Aaa/AA+	162	161,823
United States Treasury Bond, 1.125%, 05/15/40	Aaa/AA+	725	714,918
United States Treasury Bond, 3.125%, 02/15/42	Aaa/AA+	666	903,621
United States Treasury Bond, 1.25%, 05/15/50	Aaa/AA+	1,418	1,347,511
United States Treasury Floating Rate Note, (USBMMY3M +0.22%), 0.32%, 07/31/21(e)	Aaa/AA+	2,000	2,003,662

TOTAL U.S. TREASURY SECURITIES (Cost of $5,418,537)			5,396,328

GOVERNMENT BONDS (0.85%)
Egypt Government International Bond, Sr. Unsec. Notes, 7.625%, 05/29/32, 144A	B2u/B	234	228,442
Mexico Government International Bond, Sr. Unsec. Notes, 5.00%, 04/27/51(b)	Baa1/BBB	711	796,320
Panama Government International Bond, Sr. Unsub. Notes, 2.252%, 09/29/32(b)	Baa1/BBB+	450	453,375

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
GOVERNMENT BONDS (Continued)
Ukraine Government International Bond, Sr. Unsec. Notes, 7.253%, 03/15/33, 144A	NA/B	$551	$506,259

TOTAL GOVERNMENT BOND (Cost of $1,892,757)			1,984,396

		Shares
PREFERRED STOCK (0.89%)
CoBank ACB, Series F, 6.250%, (3M LIBOR +4.557%) (b),(c),(d)		20,000	2,100,000

TOTAL PREFERRED STOCK (Cost of $2,085,000)			2,100,000

TOTAL INVESTMENTS (98.89%)
(Cost $208,459,667)			231,778,097

OTHER ASSETS AND LIABILITIES (1.11%)			2,593,331

NET ASSETS (100.00%)			$234,371,428

At September 30, 2020, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	12/20	34	$4,284,559	$4,285,063	$504
U.S. Treasury 2-Year Notes	12/20	9	1,987,875	1,988,648	773
U.S. Treasury Long Bonds	12/20	23	4,092,686	4,054,469	(38,217)

					(36,940)

Short Futures Outstanding
U.S. Treasury 10-Year Notes	12/20	56	(7,813,078)	(7,813,750)	(672)
U.S. Treasury 10-Year Ultra Bonds	12/20	10	(1,599,717)	(1,599,219)	498
U.S. Treasury Ultra Bonds	12/20	3	(667,950)	(665,438)	2,512

					2,338

Net unrealized depreciation on open futures contracts					$(34,602)

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2020 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2020. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at September 30, 2020.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2020.
(g)	Denotes a step-up bond. The rate indicated is the current coupon as of September 30, 2020.
(h)	Principal amount less than $1,000.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2020, these securities amounted to $81,882,425 or 34.94% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

H15T5Y - US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment trust

Sec. - Secured

SOFRRATE - Secured Overnight Financing Rate

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

Unsub. - Unsubordinated

USBMMY3M - 3 Month Treasury Bill Rate

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2020.

Assets:	Total Market Value at 9/30/20	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$200,981,785	$—	$200,981,785	$—
ASSET BACKED SECURITIES	15,028,684	—	15,028,684	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	3,134,740	—	3,134,740	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	345,249	—	345,249	—
MUNICIPAL BONDS	2,806,915	—	2,806,915	—
U.S. TREASURY SECURITIES	5,396,328	—	5,396,328	—
GOVERNMENT BONDS	1,984,396	—	1,984,396	—
PREFERRED STOCK	2,100,000	2,100,000	—	—
FUTURES CONTRACTS	4,287	4,287	—	—
TOTAL INVESTMENTS	$231,782,384	$2,104,287	$229,678,097	$—

Liabilities:
FUTURES CONTRACTS	$38,889	$38,889	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2020

Assets:
Investment in securities, at value (amortized cost $208,459,667) (Note 1)	$231,778,097
Cash	510,425
Interest receivable	2,586,957
Receivables for investments sold	178,574
Dividend receivable	31,250
Deposits with brokers for open futures contracts	102,802
Due from Adviser	6,651
Prepaid expenses	24,844

TOTAL ASSETS	235,219,600

Liabilities:
Securities purchased	598,527
Payable to broker—variation margin on open futures contracts	34,602
Payable to the Adviser	83,631
Payable to administration and accounting	17,687
Payable to transfer agency	12,249
Accrued expenses payable	101,476

TOTAL LIABILITIES	848,172

Net assets: (equivalent to $21.88 per share based on 10,710,035 shares of capital stock outstanding)	$234,371,428

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,087
Distributable earnings	27,688,241

$234,371,428

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2020

Investment Income:
Interest		$5,017,598
Dividends		62,500

Total Investment Income		5,080,098

Expenses:
Investment advisory fees (Note 4)	$507,665
Administration fees	97,360
Trustees’ fees (Note 4)	59,914
Legal fees and expenses	49,384
Reports to shareholders	36,170
Transfer agent fees	20,760
Insurance	14,453
Audit fees	14,289
Custodian fees	13,537
NYSE fee	11,498
Miscellaneous	55,282

Total Expenses		880,312

Expense reimbursement from the Adviser (Note 4)		(6,651)
Net Expenses		873,661

Net Investment Income		4,206,437

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities		3,355,373
Futures contracts		(14,960)

Net Realized Gain		3,340,413

Change in net unrealized appreciation (depreciation) of:
Investment securities		20,642,841
Futures contracts		(165,847)

Change in Net Unrealized Appreciation (Depreciation)		20,476,994

Net gain on investments and futures contracts		23,817,407

Net increase in net assets resulting from operations		$28,023,844

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2020 (Unaudited)	Year ended March 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$4,206,437	$8,518,770
Net realized gain (loss) (Note 2)	3,340,413	4,564,465
Change in unrealized appreciation (depreciation)	20,476,994	(9,998,855)

Net increase in net assets resulting from operations	28,023,844	3,084,380

Distributions :
From distributed earnings	(4,284,014)	(12,808,131)

Total Distributions	(4,284,014)	(12,808,131)

Fund Share Transactions:
Increase (decrease) in net assets	23,739,830	(9,723,751)
Net Assets:
Beginning of period	210,631,598	220,355,349

End of period	$234,371,428	$210,631,598

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six-months ended September 30, 2020 (Unaudited)		Year ended March 31,
			2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$19.67		$20.57	$20.55	$20.75	$20.20	$21.52

Net investment income	0.39		0.79	0.85	0.87	0.88	0.93
Net gain (loss) on investments and futures contracts	2.22		(0.50)	(0.03)	(0.03)	0.57	(1.23)

Total from investment operations	2.61		0.29	0.82	0.84	1.45	(0.30)

Capital shares transactions:
Impact of capital share transactions	—		—	—	—	— (1)	—

Less distributions:
Dividends from net investment income	(0.40)		(0.97)	(0.67)	(0.80)	(0.90)	(1.02)
Distributions from net realized gains	—		(0.22)	(0.13)	(0.24)	—	—

Total distributions	(0.40)		(1.19)	(0.80)	(1.04)	(0.90)	(1.02)

Net asset value, end of period	$21.88		$19.67	$20.57	$20.55	$20.75	$20.20

Per share market price, end of period	$20.23		$19.74	$19.22	$19.37	$19.16	$19.14

Total Investment Return(2)
Based on net asset value	13.38%		1.51%	4.52%	4.26%	7.48%	(1.00)%
Based on market value	4.46%		9.03%	3.60%	6.43%	4.75%	0.88%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$234,371		$210,632	$220,355	$220,141	$222,258	$216,304
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.77	%(3)	0.76%	0.80%	0.75%	0.75%	0.77%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.77	%(3)	0.76%	0.77%	0.74%	0.75%	0.77%
Ratio of net investment income to average net assets	3.69	%(3)	3.76%	4.24%	4.15%	4.24%	4.52%
Portfolio turnover rate	56.70	%(4)	59.99%	63.00%	55.62%	44.32%	26.60%
Number of shares outstanding at the end of the period (in 000’s)	10,710		10,710	10,710	10,710	10,710	10,709

(1)	There is less than $0.01 per share impact for shares reinvested under the dividend reinvestment plan.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with Insight North America LLC (“INA” or the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2020, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2020, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (“NAV”). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts – The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2020:

Fair Value of Derivative Investments as of September 30, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$4,287	$(38,889)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2020:

The Effect of Derivative Investments on the Statements of Operations for the six months ended September 30, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) of Derivatives
Futures — Interest Rate Contracts	$(14,960)	$(165,847)

The average notional value of long and short futures contracts held by the Fund throughout the period was $9,535,539 and $12,752,249, respectively. This is based on amounts held as of each quarter-end throughout the fiscal period.

B.

Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2017-2019) or expected to be taken on the Fund’s 2020 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.

Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2020 and 2019 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2020	$ 11,814,240	$ —	$ 993,891	$ 12,808,131
FY 2019	$ 7,124,251	$ —	$ 1,443,777	$ 8,568,028

At March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Losses Deferred	Net Unrealized Appreciation
$3,948,411	$1,925,832	$890,403	$ —	$1,132,176

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2020, there were no capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2020, no losses were deferred.

At September 30, 2020, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$208,459,667	$26,313,152	$(2,994,722)	$23,318,430

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2020:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$48,961,455	$47,819,559
Other Investment Securities	$78,448,070	$81,656,644

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 3 – Capital Stock – At September 30, 2020, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – INA serves as investment adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (“Computershare”) is the contractual Transfer Agent to the Fund. Prior to March 1, 2020, BNY Mellon served as the transfer agent to the Fund and subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

In connection with the Special Meeting of Shareholders to be held on November 5, 2020, the costs of solicitation of proxies and expenses incurred in the preparation of proxy materials are being borne by the Fund and the Adviser equally. The proxy statement to shareholders is available at the Fund’s website at: https://www.insightinvestment.com/globalassets/documents/us-redesign-documents/insightselect-income/fund-information or by calling the Fund at 1-866-333-6685. As of September 30, 2020, the amount due from the Adviser under the expense reimbursement was $6,651.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2020 was $59,914. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2020 the Fund did not issue any shares under this Plan.

Note 6 – Principal Risks – The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s NAV, yield and total return. It is possible to lose money by investing in the Fund.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Counterparty Credit Risk. The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts, indexed securities and credit default swaps. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.

Liquidity Risk. The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, recessions, the spread of infectious illness or other public health issue, or other events could have a significant impact on the Fund and its investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Risk of Market Price Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

An outbreak of respiratory disease caused by a novel coronavirus, first detected in China in December 2019 and its subsequent spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including Fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Note 8 – Other Matters – The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

SHAREHOLDER INFORMATION (Unaudited)

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on June 24, 2020 (the “June Meeting”), the Board of Trustees (“Board” or “Trustees”) of Insight Select Income Fund (the “Fund”), including a majority of those Trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), unanimously approved the continuation for an additional one-year period ending June 30, 2021 of the existing investment advisory agreement effective January 2, 2015 (the “Existing Agreement”) between the Insight Select Income Fund (the “Fund”) and Insight North America, LLC (the “Adviser”). The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). The continuation of the Existing Agreement was last approved by the Board at a meeting of the Board on June 12, 2019.

More specifically, at the June Meeting, the Adviser formally presented a proposal to add leverage to the Fund by borrowing money through a secured credit facility, (the “Leverage Proposal”) and, subject to shareholder approval, to amend the Existing Agreement (the “Amended Advisory Agreement”) to provide for the compensation of the Adviser based on average daily “managed assets.” The Adviser provided the Board with information supporting its proposal, including information on how the new strategy would be implemented, and responses to the Board’s information requests from the Board’s March 18, 2020 Meeting (the “March Meeting”).

At the June Meeting, the Board requested additional information regarding the Leverage Proposal and the Amended Advisory Agreement from the Adviser, including pro forma fee and expense information, and informed the Adviser that the Board would consider the Leverage Proposal and the Amended Advisory Agreement at a subsequent meeting, which was held on July 30, 2020. At the June Meeting, the Board approved the continuation of the Existing Agreement at the current fee level for an additional one-year period. In connection with the approval of the Existing Agreement and as required by Section 15(c) of the 1940 Act, the Board requested, was provided with, and reviewed information in advance of the June Meeting, which included, among other things, a general description of the services performed for the Fund by the Adviser, biographical information for the investment management team, historical performance charts and peer comparative rankings and the Fund’s performance information for the one-, three-, five- and ten-year periods ended March 31, 2020, the Fund’s share price, discounts and premiums to NAV for the last 10 years (the “15(c) Response”).

At a special meeting of the Board held on July 30, 2020 (the “July Meeting”), the Board, including the Independent Trustees, unanimously approved, subject to shareholder approval, the Amended Advisory Agreement and determined that the Fund’s entry into the Amended Advisory Agreement is in the best interests of the Fund and its shareholders. In reaching its decision to approve the Amended Advisory Agreement, the Board received information from the Adviser regarding the Leverage Proposal and the proposal to amend the Existing Agreement to calculate the Fund’s investment advisory fee based on average daily “managed assets” (i.e., net assets plus the proceeds from borrowings and the issuance of senior securities used for investment purposes), at the March Meeting, June Meeting, and July Meeting. In the course of its deliberations regarding the Leverage Proposal and Amended Advisory Agreement, the Board considered, among other things, information furnished by the Adviser, as well as other information it deemed relevant. The Board also considered information provided by the Adviser in connection with the Board’s recent renewal of the Existing Agreement at the June Meeting. The Board requested and received responses from the Adviser to a number of questions from the Board.

Before the July Meeting, the Adviser provided additional information relating to the Amended Advisory Agreement and the Leverage Proposal, including an update of the 15(c) Response provided at the June Meeting in connection with the continuation of the Existing Agreement revised to reflect the Leverage Proposal including, proposed investment strategies of the Fund, comparative fee and performance information on other levered closed-end fixed

SHAREHOLDER INFORMATION (Unaudited) — continued

income funds, and pro forma profitability and expenses of the Adviser. The Board considered that the Fund currently has no borrowing costs, that if the Fund used leverage through the use of a secured credit facility the Fund expenses would incur borrowing costs and additional investment advisory fees under the Amended Advisory Agreement, and thus the Fund’s net expense ratio, calculated as a percentage of net assets, would increase. The Adviser provided pro forma fee information stating that the net expense ratio per share of the Fund, as a percentage of net assets could increase from 0.76% to 1.31%, assuming leverage of 28%. The Board also considered the Adviser’s belief that borrowing for investment purposes through a secured credit facility could potentially increase the net distributable income earned by the Fund thereby enhancing the dividend yield, enable the Adviser to more efficiently manage the Fund’s assets by increasing the Fund’s investable assets and increase the Fund’s visibility and tradability in the marketplace, potentially helping to reduce the Fund’s per share market price discount to its per share net asset value.

The Board also noted that if the Amended Advisory Agreement is adopted, that the Adviser will be compensated based on average daily total managed assets (including monies borrowed and proceeds from senior securities used for investment purposes) and reviewed the potential effect on the Adviser’s compensation at various levels of leverage. The Board noted that, under the Leverage Proposal, the Adviser plans to invest borrowed funds using the Fund’s current investment strategies and techniques.

Prior to approving each of the Existing Agreement and Amended Advisory Agreement, the Board, based on the information provided by the Adviser at the March Meeting, and June Meeting, and for the Amended Advisory Agreement, the July Meeting, (i) considered the nature, extent, and quality of the services provided by the Adviser, and concluded that the nature, extent, and quality of services provided to the Fund was sufficient, in line with industry norms, and likely to continue through the term of the Existing Agreement and the Amended Advisory Agreement; (ii) considered the investment performance of the Fund and the Adviser, and concluded that the performance of the Fund was in line with the Fund’s peer group, although the Fund underperformed its peer group for certain periods; (iii) considered the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund, and concluded that the Adviser’s fees under the Existing Agreement and the Amended Advisory Agreement were in line with the Fund’s peer group, including those closed-end fixed income funds that use leverage, and that the Adviser was sufficiently compensated and will continue to be sufficiently compensated, to allow it to continue as a going concern and to service the Fund; and (iv) considered the extent to which economies of scale would be realized for the benefit of shareholders as the Fund grows, and noted that the advisory fee under the Existing Agreement and the Amended Advisory Agreement is reduced as assets increase. Without identifying any one factor as controlling, the Board concluded that the overall arrangement with the Adviser was fair and reasonable, and therefore determined to approve the Existing Agreement and the Amended Advisory Agreement.

In voting to approve the Existing Agreement and the Amended Advisory Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser at the March Meeting, June Meeting and July Meeting, including, with respect to the Amended Advisory Agreement, information that the Board found relevant to its approval of the Existing Agreement at the June Meeting. The Board considered that many of its conclusions with respect to the continuation of the Existing Agreement at the June Meeting remained applicable to its approval of the Amended Advisory Agreement. The Board also considered the advice of counsel regarding the its duties under state law and the Investment Company Act of 1940, as amended, in considering the approval of the Existing Agreement and the Amended Advisory Agreement. In arriving at its decisions, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Existing Agreement and of the Amended Advisory Agreement would be in the best interests of the Fund and its shareholders.

SHAREHOLDER INFORMATION (Unaudited) — continued

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 24, 2020. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast In Favor	Withheld
W. Thacher Brown	8,869,397	598,850
Ellen D. Harvey	8,941,484	526,764
Thomas E. Spock	9,282,140	186,108
Suzanne P. Welsh	8,945,635	522,613

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2020 was 1.20%.

For the year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.20% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2021.

For the fiscal year ended March 31, 2020, the Fund designated long-term capital gains of $1,829,070.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

SHAREHOLDER INFORMATION (Unaudited) — continued

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Louisville, KY 40233-5000.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

SHAREHOLDER INFORMATION (Unaudited) — continued

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

Computershare Investor Services

PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

GAUTAM KHANNA

Vice President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

SETH GELMAN

Secretary and Chief Compliance Officer

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

C   O   U   N   S   E   L

TROUTMAN PEPPER HAMILTON SANDERS LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund

Semi Annual Report

September 30, 2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                         Insight Select Income Fund

By (Signature and Title)*                   /s/ Clifford D. Corso

                                                             Clifford D. Corso, President

                                                             (Principal Executive Officer)

Date                                  11/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Clifford D. Corso

                                                             Clifford D. Corso, President

                                                             (Principal Executive Officer)

Date                                  11/24/2020

By (Signature and Title)*                   /s/ Thomas E. Stabile

                                                             Thomas E. Stabile, Treasurer

                                                             (Principal Financial Officer)

Date                                  11/24/2020

* Print the name and title of each signing officer under his or her signature.